(LOGO)
                                 AQUINAS FUNDS

                                 -------------
                                 ANNUAL REPORT
                                 -------------

                            THE AQUINAS FUNDS, INC.
                                 1-800-423-6369

                               -----------------
                               December 31, 1999
                               -----------------

AQUINAS FUNDS
--------------------------------------------------------------------------------

DEAR                                                             FEBRUARY 2000
SHAREHOLDER:

Our top performer in 1999 was the AQUINAS EQUITY GROWTH FUND (+23.1%) which outperformed the S&P 500/R Index (+21.0%). The stock market finished 1999 near all-time highs for some of the major indices. Every day, the media announcers repeat the rise in market indices and the positive economic news. Investors feel confident that things are rosy. Consumer confidence is at a 30-year high and unemployment is at new lows. Even with interest rates rising, the general public only hears that "the market is up!" Stock market indices have had double-digit gains for almost five years and everyone believes that everyone else is getting rich. If a company has "dot.com" in their name, investors flock to throw money at it even if it has never turned a profit and is only one or two years old. Is the market that good?

Let's look at the indices. Almost half the stocks in the S&P 500 were flat to down for the year! 20% of the S&P stocks fell more than 25%! ONLY SEVEN STOCKS contributed HALF of the S&P 500 performance AND THE TOP 30 STOCKS of the S&P CONTRIBUTED ALL OF THE RETURN! These are not signs of a robust bull market. There is more - ALMOST HALF THE STOCKS ON THE NEW YORK STOCK EXCHANGE (NYSE) WERE DOWN 10% OR MORE and only one-third of the NYSE were actually up for the year making the Equity Growth Fund's performance even more impressive given its diversified portfolio.

The stock market ended 1999 priced near an all-time high when compared to actual earnings, book values and Gross Domestic Product. In 1999, investments in the technology sector produced large returns whether or not the company had earnings. The S&P 500 now has the technology sector as 30% of its base and this sector returned over 75% of the 1999 return. Needless to say - value investing as represented by our Aquinas Equity Income Fund and 40% of our Aquinas Balanced Fund has not worked lately. So how did the other value managers do? If a value manager threw in the towel and bought high P/E technology, they did better than our Equity Income Fund. A review of the portfolios of other value managers reveals many companies that did not come close to any definition of value. While investors in those funds received better returns in 1999, their fund had asset allocations different than one would expect from a value fund. The Aquinas Equity Income Fund stayed true to its investment objective. We have seen this type of market before in the 1971-73 time period when the growth style and momentum investing were hot. The following three years show that the value style returned the best.

AQUINAS FUNDS
--------------------------------------------------------------------------------

Meanwhile, our Aquinas Equity Growth Fund beat the S&P 500 without concentrating so much in technology. We believe that it has less risk because it does not have this concentration nor does it follow the "dot.com" herd mentality. Risk profiles are important when valuations are in stratospheric ranges.

Our Funds are designed for the long-term investor to use in a sound asset allocation program. Investments in both the growth style and value style provide diversification in what we believe will achieve superior long-term results.

Our Catholic values work continues to have positive results. The feminist activists are trying to counter the work we did to prevent the manufacture and distribution of the French abortion pill (RU-486). Planned Parenthood has been frustrated with its inability to get the pill to the market. Thousands of abortions have not happened because the abortion pill was not available. Corporate donations to Planned Parenthood continue to be an area of concern and we have made progress in this area. For example, the management at Whirlpool Corporation reviewed their policy of donating to Planned Parenthood and wisely decided to extricate the company from this area and serve their community in productive ways. We salute the leaders of this well-managed company for their wisdom on this topic and for their great financial results.

We no longer hold Disney in our portfolio for two reasons: (1) we achieved our social objectives with them as (a) there is now a Catholic priest on their board of directors who is involved in issues such as potential religious disparagement
(b) Disney is actively participating in organizations focused on the sweatshop issues (c) ABC-TV's programming is now participating in the V-chip parental guidance system; and (2) their financial performance does not meet our requirements.

We view 2000 with confidence, that investing in the U.S. economy is a great way to get rich for the patient investor. Thank you for investing with us. Sincerely,

Frank Rauscher
President and Treasurer

AQUINAS FUNDS
--------------------------------------------------------------------------------

AQUINAS FIXED INCOME FUND

The Federal Reserve raised interest rates three times in 1999. The result was only the second time since the 1976 inception of the Lehman Government/Corporate Bond Index that the Index returns were negative. Fortunately, the Aquinas Fixed Income Fund (-1.9%) beat the Lehman Government/Corporate Bond Index average (- 2.2%). Even in the face of short-term rate increases, the Fund has done well. One of the reasons is that part of the Fund is invested in "put bonds" which tend to increase in value if interest rates move rapidly in either direction. The Federal Reserve has a commitment to fighting inflation and can either increase interest rates or decrease the money supply to slow down the economy. Although short-term rates are increasing, long-term rates are decreasing because the Treasury has announced that it will buy back long-term bonds and decrease the rate of issue of new bonds because of the budget surplus outlook. The yield curve now has two year treasuries at a higher rate than long-term bonds and it has been over ten years since that has happened. When interest rates stop rising, it is usually very beneficial for bonds. In the meantime, the coupon yield on the portfolio continues to increase and this is built into the total return of the securities. Additionally, if the economy remains strong, some of these securities may be given a credit upgrade because of improving company fundamentals. Normally this results in an increase in value for the security reclassified.
--------------------------------------------------
                  TOTAL RETURNS
     For the Periods Ended December 31, 1999

                                 Five    Average
                                 Year     Annual
                       One     Average    Since
                       Year     Annual  Inception
--------------------------------------------------
Aquinas Fixed
Income Fund          (1.86)%    6.41%     4.77%
--------------------------------------------------
Lehman Bros. Gov't./
Corp. Bond Index     (2.15)%    7.60%     5.67%
--------------------------------------------------



                                           Lehman Bros.
                    AQUINAS FIXED          Gov't./Corp.
                     INCOME FUND            Bond Index
Dec. 1994               $9,691                $9,649
Dec. 1995               11,266                11,505
Dec. 1996               11,585                11,840
Dec. 1997               12,574                12,995
Dec. 1998               13,475                14,225
Dec. 1999               13,224                13,920




This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

AQUINAS FUNDS

AQUINAS EQUITY INCOME FUND

Though most major stock market indices recorded their fifth straight year of double-digit gains and closed the year at or near all-time highs, all is not quite as cheery as it may appear. First, the stock market is priced at or near an all-time high compared to earnings, book value, and Gross Domestic Product
(GDP). Second, though the indices were rising sharply, most stocks were not participating. In a year in which the major indices gained over 20%, it seems hard to believe that:

   - Nearly half the stocks in the S&P 500 Index were flat to down for the year
   -   20% of the S&P 500 Index stocks fell more than 25%
   -   Half the S&P 500 Index performance was contributed by just seven stocks
   - The top thirty stocks of the S&P 500 Index were responsible for all of the return
   - Nearly half the stocks on the NYSE (3,870 in total) were down 10% or more
   -   Only a third of the stocks on the NYSE were up for the year

While wealth definitely increased in 1999, it did so for only a relative handful of companies. The odds of picking stocks that outperformed the S&P 500 Index, which was up 21.0%, were roughly one in three. Any diversified portfolio is likely to hold a number of underperforming stocks in such an environment.

Most investment professionals look at stocks as being either "growth" or "value" oriented. Over history, the markets tend to favor one style for a few years and then the other.

Aquinas Equity Income, with a return of +1.1% follows a true value investing approach, focusing on stocks with below-market price/earnings and price-to-book ratios and above-market dividend yields. Though empirical evidence shows that this approach has worked very well over time, in 1999 (indeed, for the last two years), we could not have selected a worse "pond to fish in."

Why did Aquinas Equity Income lag the S&P 500 Index? For starters, the S&P 500 Index has had a major transformation over the last decade from a balance of value and growth stocks to one which is large-cap growth style oriented. For example, technology (at almost 30% of the Index) has replaced energy as a major component. The stocks in the S&P 500 Index more closely resemble the stocks in our Aquinas Equity Growth Fund than it does our Aquinas Equity Income Fund. To assist investors in evaluating Aquinas Equity Income's performance, we are adding an additional benchmark, the Russell 3000 Value Index. This Index contains stocks which resemble the holdings of the Equity Income Fund. In staying true to the "value" investment style, the Equity Income Fund has made it easier for financial advisers to construct an accurate asset allocation program. Another factor explaining why the Equity Income Fund lagged the S&P 500 Index is the impact of super size funds on large-cap stocks,

AQUINAS FUNDS
such as those in the S&P 500 Index. A super sized mutual fund typically will invest most of its money in large-cap stocks because of liquidity needs to fund withdrawals. This has placed an above-average value on large capitalization stocks.

To summarize: first, the last two years and the last six months in particular have been as adverse a market for traditional value investing as any in the last twenty years. History tells us to stay on course as the "value style" will return. Second, we've made a change in one of the Equity Income managers by terminating Beutel-Goodman and adding Waite & Associates. Waite returned 6.5% in the 4th quarter of 1999. Every portfolio needs diversification and we always recommend that investors look at the market as a whole. We believe the stage is set for value investing to return as a top performing style.

--------------------------------------------------
                  TOTAL RETURNS
     For the Periods Ended December 31, 1999
                                 Five    Average
                                 Year     Annual
                       One     Average    Since
                       Year     Annual  Inception
--------------------------------------------------
Aquinas Equity
Income Fund           1.12%     17.37%    13.73%
--------------------------------------------------
S&P 500
Stock Index           21.04%    28.56%    23.58%
--------------------------------------------------
Russell 3000
Value Index           6.65%     22.15%    17.78%
--------------------------------------------------



                    AQUINAS EQUITY            S&P 500        Russell 3000
                     INCOME FUND             Stock Index     Value Index
Dec. 1994               $9,707               $10,132            $9,806
Dec. 1995               13,165                13,939            13,436
Dec. 1996               15,854                17,140            16,338
Dec. 1997               20,269                22,859            22,029
Dec. 1998               21,383                29,393            25,002
Dec. 1999               21,623                35,577            26,665



This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

AQUINAS FUNDS
--------------------------------------------------------------------------------

AQUINAS EQUITY GROWTH FUND

AQUINAS EQUITY GROWTH FUND HAD A TOTAL RETURN OF 23.1%, which exceeded the 1998 return of 22.0%. We did well without exposing the portfolio to heavy concentrations of risk in specific companies, industry sectors or market capitalization sizes. We invest in large, medium- and small-capitalization size companies with real earnings and quantifiable prospects. In 1999, companies without earnings in the technology sectors was the place to be as speculation intensity placed high market values on those companies. We do not speculate with your money - we invest it based upon the fact that the companies have a track record of real revenues that are growing. Diversification is the hallmark of this long-term growth fund. Unlike some other funds, we did not speculate in the "dot.com" internet-related stocks as we will wait for them to prove their true earnings capacity. We can understand that a company may benefit from a monopoly or oligopoly short-term market position. However, few of these high-tech and "dot.com" companies appear to have truly unique positions. The market did reward companies such as Microsoft, Cisco, Intel and Sun Microsystems for their unique economic positions (of course, Microsoft has been officially declared a monopoly). However, only these and a few others have true unique market positions.

OUR RETURN OF 23.1% compared to the Russell 3000 benchmark return of 20.9%. It surpassed the S&P 500 Index return of 21.0%. WHILE EVERYONE BELIEVES THAT ALL STOCKS DID WELL IN 1999, HERE IS AN EYE-OPENER - the S&P 500 Index had half of its return come from just seven stocks. Most of the stocks in the S&P 500 Index were flat or lost money in 1999.

Our Catholic values activities in the pro-life area continue to apply pressure on companies to "do the right thing." Aquinas is viewed by pro-choice as a reason that the abortion pill has not made it to market in the U.S. (an honor that we appreciate). We have enjoyed success in gender discrimination situations; and, our affordable housing reviews of financial intermediaries continue to keep focus on their need to fulfill their congressionally mandated tasks.

We appreciate the support of all of our investors as we endeavor on your behalf to improve corporate behavior.

AQUINAS FUNDS
--------------------------------------------------------------------------------

AQUINAS EQUITY GROWTH FUND (CONTINUED)

--------------------------------------------------
                  TOTAL RETURNS
     For the Periods Ended December 31, 1999
                                 Five    Average
                                 Year     Annual
                       One     Average    Since
                       Year     Annual  Inception
--------------------------------------------------
Aquinas Equity
Growth Fund           23.12%    25.40%    19.37%
--------------------------------------------------
S&P 500
Stock Index           21.04%    28.56%    23.58%
--------------------------------------------------
Russell 3000 Index    20.90%    26.94%    22.05%
--------------------------------------------------


                    AQUINAS EQUITY            S&P 500        Russell 3000
                     GROWTH FUND             Stock Index         Index
Dec. 1994               $9,322               $10,132           $10,018
Dec. 1995               12,145                13,939            13,705
Dec. 1996               14,927                17,140            16,695
Dec. 1997               19,252                22,859            22,001
Dec. 1998               23,478                29,393            27,312
Dec. 1999               28,906                35,577            33,021


This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

AQUINAS FUNDS
--------------------------------------------------------------------------------

AQUINAS BALANCED FUND

This Fund seeks long-term capital appreciation consistent with reasonable risk by investing in a diversified portfolio of common stocks and investment-grade fixed income securities. 1999 was a very unusual year because two of the three strategies of this Fund did not perform well. The fixed income part was negatively influenced by a dramatic rise in interest rates, which caused bond values to drop in the short run. The Fund's drop was less than what it would have been had not the portfolio included securities that tend to increase in value when interest rates move either up or down rapidly. Even so, we had a small loss in the bond component of -1.9% compared to the Lehman Government/Corporate Bond Index loss of -2.2% and the 30-year U.S. Treasury Bond loss of -15.0%. This was only the second time since the Lehman Index was created that it has shown a loss and we believe that we did well in a terrible market.

The equity portion of the Fund did better, but the value style part of the Fund, which is 40% of the Fund, has not done well. True value style investing has been out of favor for five years and the gap between it and the growth style is as large as it has ever been. During the summer, we replaced one of the value managers, Beutel-Goodman, with a new manager, Waite & Associates. Waite appears to have outperformed (6.75%) the large-cap value peer group (5.75%) in the 4th quarter of 1999; however, the group as a whole is out-of-favor with the market, which is in love with technology stocks. Most people believe that the entire stock market did well in 1999. They are not aware that half the stocks on the New York Stock Exchange lost 10% or more in 1999 and that 20% of the stocks in the S&P 500 Index lost more than 25%.

Because the market indexes mentioned most often in the media were up, investors believed that every one was on the gravy train. Yet, the numbers above do not reflect a strong, broad market. In reality, the tech stocks of the Nasdaq and seven stocks in the S&P 500 Index provided most of the euphoria. We do not believe that this will repeat itself in 2000.

Our socially responsible investing is done in cooperation with other like-minded investors. We have worked on eliminating tobacco sales to minors as well as encouraging pro-life activities such as reducing corporate donations to Planned Parenthood. We are delighted to report that Whirlpool Corporation has decided to remove itself from the pro-choice arena and will no longer make donations to such organizations as Planned Parenthood. These are just a few examples of how your money is "doing good" in corporate America. For a more detailed list of achievements, please call us. Thank you for your support.

AQUINAS FUNDS
--------------------------------------------------------------------------------

AQUINAS BALANCED FUND (CONTINUED)

--------------------------------------------------
                  TOTAL RETURNS
     For the Periods Ended December 31, 1999
--------------------------------------------------
                                 Five    Average
                                 Year     Annual
                       One     Average    Since
                       Year     Annual  Inception
--------------------------------------------------
Aquinas
Balanced Fund         4.06%     13.95%    10.93%
--------------------------------------------------
Lehman Bros. Gov't./
Corp. Bond Index     (2.15)%    7.60%     5.67%
--------------------------------------------------
S&P 500
Stock Index           21.04%    28.56%    23.58%
--------------------------------------------------

                                                             Lehman Bros.
                       AQUINAS                S&P 500        Gov't./Corp.
                     BALANCED FUND          Stock Index       Bond Index
Dec. 1994               $9,694               $10,132            $9,649
Dec. 1995               11,937                13,939            11,505
Dec. 1996               13,763                17,140            11,840
Dec. 1997               16,502                22,859            12,995
Dec. 1998               17,899                29,393            14,225
Dec. 1999               18,625                35,577            13,920


This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

AQUINAS FUNDS
--------------------------------------------------------------------------------

FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


Principal
  Amount                                                                 Value
----------                                                               -----

                FIXED INCOME BONDS 96.8%

                ASSET-BACKED SECURITIES 8.3%
    $300,000    Amresco Residential Securities Mortgage Loan Trust,
                8.075%, 4/25/26                                       $303,075
     425,000    Amresco Residential Securities Mortgage Loan Trust,
                7.615%, 3/25/27                                        417,295
     350,000    Capital Auto Receivables Asset Trust,
                5.68%, 8/15/04                                         335,927
     140,000    First Plus Home Loan Trust,
                7.93%, 04/10/23                                        122,746
     375,000    MBNA Master Credit Card Trust,
                6.60%, 11/15/04                                        377,126
     400,000    Nationslink Funding Corp.,
                6.476%, 7/20/08                                        375,264
     335,285    Olympic Auto Trust,
                6.625%, 12/15/02                                       333,887
     375,000    Providian Master Trust, 97-4A,
                6.25%, 6/15/07                                         368,014
     400,000    Prudential Securities Secured Financing Corp.,
                6.48%, 1/15/09                                         367,152
     500,000    Saxon Asset Securities Trust
                97-3 AF6, 6.73%, 2/25/27                               482,535
                                                                   -----------
                                                                     3,483,021
                                                                   -----------

                CORPORATE BONDS 67.6%
     570,000    American Airlines
                7.024%, 10/15/09                                       552,415
     525,000    Associates Corp. of North America,
                7.75%, 2/15/05                                         533,327
     450,000    Bank One Corp.,
                6.00%, 2/17/09                                         399,911
     400,000    Bear Stearns Corp.,
                6.75%, 12/15/07                                        374,220

Principal
  Amount                                                                 Value
----------                                                               -----

                CORPORATE BONDS 67.6% (CONT'D.)
  $  655,000    Bellsouth Capital Funding,
                6.04%, 11/15/26                                       $649,171
     445,000    Citicorp, 8.00%, 2/1/03                                453,517
   1,275,000    Coca-Cola Enterprises, Inc.,
                7.00%, 10/1/26                                       1,239,007
     200,000    Coca-Cola Enterprises, Inc.,
                6.75%, 9/15/28                                         174,926
     600,000    Commercial Credit Co.,
                7.875%, 2/1/25                                         605,532
     420,000    Compania Telecom Chile,
                7.625%, 7/15/06                                        394,220
     400,000    Corporation Andina de Fomento,
                7.10%, 2/1/03                                          393,616
   1,300,000    Dayton Hudson Corp.,
                5.895%, 6/15/37                                      1,297,491
     800,000    Donaldson Lufkin Jenrette Securities
                Corp., 5.625%, 2/15/16                                 788,528
     510,000    Edison International, Inc.,
                6.875%, 9/15/04                                        497,995
     350,000    El Paso Energy Corp.,
                6.75%, 11/15/03                                        338,576
     515,000    EOP Operating LP,
                6.376%, 2/15/12                                        501,404
   1,000,000    First Union Corp.,
                7.50%, 4/15/35                                       1,000,770
   1,200,000    Ford Motor Credit Co.,
                7.375%, 10/28/09                                     1,187,880
     400,000    Ford Motor Credit Co.,
                6.375%, 2/1/29                                         336,180
     629,000    General Electric Capital Corp.,
                8.30%, 9/20/09                                         662,463
     300,000    General Motors Acceptance Corp.,
                5.95%, 3/14/03                                         288,942
     600,000    General Motors Acceptance Corp.,
                8.875%, 6/1/10                                         642,930

AQUINAS FUNDS
--------------------------------------------------------------------------------

FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999


Principal
  Amount                                                                 Value
----------                                                               -----

                CORPORATE BONDS 67.6% (CONT'D.)
 $   400,000    Global Marine, Inc.,
                7.125%, 9/1/07                                        $369,708
     950,000    Grand Metropolitan Investment PLC,
                7.45%, 4/15/35                                         935,797
   1,000,000    Heller Financial, Inc.,
                6.50%, 7/22/02                                         982,780
   1,000,000    Household Finance Corp.,
                7.20%, 7/15/06                                         978,680
   1,100,000    Hydro-Quebec,
                8.05%, 7/7/24                                        1,145,617
     800,000    IBM Corp.,
                6.22%, 8/1/27                                          771,160
   1,290,000    Lehman Brothers Hldg., Inc.,
                8.80%, 3/1/15                                        1,355,287
     400,000    Lockheed Martin Corp.,
                6.85%, 5/15/01                                         396,744
   1,030,000    Motorola, Inc.,
                6.50%, 9/1/25                                          981,878
     700,000    NationsBank Corp.,
                8.57%, 11/15/24                                        742,483
     790,000    New Jersey Bell Telephone Co.,
                7.85%, 11/15/29                                        789,716
     175,000    Occidental Petroleum,
                8.45%, 2/15/29                                         179,555
   1,125,000    Penney (J.C.) & Co., Inc.,
                7.40%, 4/1/37                                        1,060,110
     400,000    Rollins Truck Leasing Corp.,
                7.00%, 3/15/01                                         397,556
     350,000    Sprint Capital Corp.,
                6.90%, 5/1/19                                          318,542
     900,000    Transamerica Financial Corp.,
                7.25%, 8/15/02                                         900,945
     430,000    Tyco International Group,
                6.25%, 6/15/03                                         412,043
   1,030,000    WMX Technologies, Inc.,
                6.65%, 5/15/05                                       1,022,532


Principal
  Amount                                                                 Value
----------                                                               -----

                CORPORATE BONDS 67.6% (CONT'D.)
 $   300,000    WMX Technologies, Inc.,
                7.10%, 8/1/26                                         $275,115
   1,175,000    Xerox Corp.,
                5.875%, 6/15/37                                      1,171,863
                                                                   -----------
                                                                    28,501,132
                                                                   -----------

                U.S. GOVERNMENT AGENCIES 11.7%
     175,000    FGLMC 30 year TBA,
                7.50%, 2/25/30                                         173,250
     530,000    FGLMC 30 year TBA,
                8.00%, 2/25/30                                         535,130
     410,000    FHLMC, 5.75%, 3/15/09                                  374,572
     990,000    FHLMC, 6.625%, 9/15/09                                 962,003
     333,386    FHLMC, Pool 555316,
                9.00%, 6/1/19                                          349,115
     142,543    FNMA, Pool 323671,
                8.00%, 8/1/12                                          145,349
     380,000    FNMA, 6.00%, 5/15/08                                   355,745
     200,000    FNMA, 1998-30B,
                6.50%, 8/20/24                                         184,012
     350,000    FNMA, 1998-17,
                6.50%, 1/18/26                                         321,849
     347,682    FNMA, #523850,
                10.50%, 10/1/14                                        367,239
     300,000    GNMA, 1998-22PD,
                6.50%, 9/20/28                                         260,802
     294,445    GNMA, #780904,
                9.50%, 7/15/18                                         313,766
     600,000    Tennessee Valley Authority,
                6.235%, 7/15/45                                        595,482
                                                                   -----------
                                                                     4,938,314
                                                                   -----------

                U.S. TREASURY OBLIGATIONS 9.2%
   2,070,000    U.S. Treasury Bond,
                8.875%,  8/15/17                                     2,500,746

AQUINAS FUNDS
--------------------------------------------------------------------------------

FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999


Principal
  Amount                                                                 Value
----------                                                               -----

                U.S. TREASURY OBLIGATIONS 9.2% (CONT'D.)
    $170,000    U.S. Treasury Bond,
                8.00%, 11/15/21                                       $192,918
     720,000    U.S. Treasury Note,
                7.00%, 7/15/06                                         737,280
     200,000    U.S. Treasury Note,
                5.625%, 5/15/08                                        188,084
     270,000    U.S. Treasury Strips, 2/15/20                           69,112
     890,000    U.S. Treasury Strips, 11/15/21                         205,376
                                                                   -----------
                                                                     3,893,516
                                                                   -----------

                Total Fixed Income Bonds
                (cost $42,453,688)                                  40,815,983
                                                                   -----------
                SHORT-TERM INVESTMENTS 2.6%

     500,000    First Capital Commercial Paper,
                5.84%, 1/14/00                                         500,000
     601,219    UMB Bank, n.a., Money Market
                Fiduciary, Demand Deposit, 2.20%                       601,219
                                                                   -----------

                Total Short-Term Investments
                (cost $1,101,219)                                    1,101,219
                                                                   -----------

                Total Investments 99.4%
                (cost $43,554,907)                                  41,917,202

                Other Assets
                less Liabilities 0.6%                                  236,669
                                                                   -----------

                Net Assets 100.0%                                  $42,153,871
                                                                   ===========

                See notes to financial statements.

AQUINAS FUNDS
--------------------------------------------------------------------------------

EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

  Number
of Shares                                                                Value
----------                                                               -----

                COMMON STOCKS 91.3%

                AEROSPACE 1.0%
      10,400    Northrop Grumman Corp.                                $562,250
                                                                   -----------

                AIRLINES 0.8%
       9,000    Delta Airlines, Inc.                                   448,313
                                                                   -----------

                AUTOMOTIVE AND RELATED
                INDUSTRIES 4.0%
      21,100    Dana Corp.                                             631,681
      11,100    Ford Motor Co.                                         593,156
      14,000    General Motors Corp.                                 1,017,625
       8,000    Tenneco Automotive, Inc.                                74,500
                                                                   -----------
                                                                     2,316,962
                                                                   -----------

                BANKING 8.0%
       9,100    Bank of America Corp.                                  456,706
      33,000    Bank of New York Co., Inc.                           1,320,000
       8,900    Morgan (J.P.) & Co., Inc.                            1,126,963
      12,400    PNC Bank Corp.                                         551,800
      29,200    Union Planters Corp.                                 1,151,575
                                                                   -----------
                                                                     4,607,044
                                                                   -----------

                BREWERIES 0.7%
       5,500    Anheuser-Busch Cos., Inc.                              389,813
                                                                   -----------

                BUILDING MATERIALS 0.9%
      16,300    Armstrong World Industries, Inc.                       544,013
                                                                   -----------

                CHEMICALS 1.1%
      23,200    B. F. Goodrich Co.                                     638,000
                                                                   -----------

                COMPUTER PRODUCTS 1.0%
       5,400    International Business
                Machines Corp.                                         583,200
                                                                   -----------


  Number
of Shares                                                                Value
----------                                                               -----

                CONSUMER PRODUCTS 5.7%
       4,300    Brown-Forman Corp., Class B                           $246,175
       8,700    Eastman Kodak Co.                                      576,375
      18,100    Fortune Brands, Inc.                                   598,431
      40,000    Pactiv Corp.<F1>                                       425,000
      22,300    Whirlpool Corp.                                      1,450,894
                                                                   -----------
                                                                     3,296,875
                                                                   -----------

                DIVERSIFIED MANUFACTURING
                OPERATIONS 1.7%
       6,200    General Electric Co.                                   959,450
                                                                   -----------

                ELECTRIC UTILITIES 4.6%
      28,800    Central & South West Corp.                             576,000
      18,000    DTE Energy Co.                                         564,750
       8,810    Duke Energy Corp.                                      441,601
      17,000    New Century Energies, Inc.                             516,375
      15,800    Public Service Enterprise Group, Inc.                  550,037
                                                                   -----------
                                                                     2,648,763
                                                                   -----------

                ELECTRICAL PRODUCTS 2.0%
      19,600    Hubbell, Inc., Class B                                 534,100
      19,400    Thomas and Betts Corp.                                 618,375
                                                                   -----------
                                                                     1,152,475
                                                                   -----------

                FINANCIAL SERVICES 6.2%
      18,900    A.G. Edwards, Inc.                                     605,981
      15,000    Federal National Mortgage Assn.                        936,562
      25,100    KeyCorp                                                555,338
       7,000    Morgan Stanley Dean Witter and Co.                     999,250
      12,100    Wells Fargo Co.                                        489,294
                                                                   -----------
                                                                     3,586,425
                                                                   -----------
                FOOD 1.5%
       6,200    Hershey Foods Corp.                                    294,500
      29,300    Supervalu, Inc.                                        586,000
                                                                   -----------
                                                                       880,500
                                                                   -----------

AQUINAS FUNDS
--------------------------------------------------------------------------------

EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999


  Number
of Shares                                                                Value
----------                                                               -----

                FORESTRY 1.0%
      23,900    Georgia-Pacific Corp.
                (Timber Group)                                        $588,537
                                                                   -----------

                HEALTH CARE PRODUCTS 1.7%
      10,900    American Home Products Corp.                           429,869
      18,200    Mallinckrodt, Inc.                                     578,987
                                                                   -----------
                                                                     1,008,856
                                                                   -----------
                INSURANCE 3.6%
       9,000    American General Corp.                                 682,875
       7,000    American International Group, Inc.                     756,875
      39,700    Ohio Casualty Corp.                                    637,681
                                                                   -----------
                                                                     2,077,431
                                                                   -----------

                MACHINERY AND EQUIPMENT 0.5%
       5,900    Caterpillar Inc.                                       277,669
                                                                   -----------

                MANUFACTURING 2.0%
       8,900    Illinois Tool Works, Inc.                              601,306
       9,900    Ingersoll-Rand Co.                                     545,119
                                                                   -----------
                                                                     1,146,425
                                                                   -----------

                NATURAL GAS UTILITIES 2.9%
      28,300    El Paso Energy Corp.                                 1,098,394
      16,900    NICOR, Inc.                                            549,250
                                                                   -----------
                                                                     1,647,644
                                                                   -----------

                OFFICE EQUIPMENT 5.3%
      18,000    Avery Dennison Corp.                                 1,311,750
      49,000    Harris Corp.                                         1,307,688
      56,000    Lanier Worldwide, Inc.<F1>                             217,000
       9,100    Xerox Corp.                                            206,456
                                                                   -----------
                                                                     3,042,894
                                                                   -----------

                OIL AND GAS 8.6%
      29,000    Conoco Inc., Class B                                   721,375
       6,600    Exxon Mobil Corp.                                      531,713
      10,000    Kerr-McGee Corp.                                       620,000


  Number
of Shares                                                                Value
----------                                                               -----

                OIL AND GAS 8.6% (CONT'D.)
      20,500    KeySpan Corp.                                         $475,344
      26,900    Repsol SA-ADR                                          625,425
      13,700    Royal Dutch Petroleum Co.                              827,994
      24,900    Ultramar Diamond Shamrock Corp.                        564,919
      25,000    USX-Marathon Group                                     617,187
                                                                   -----------
                                                                     4,983,957
                                                                   -----------

                PAPER AND PAPER PRODUCTS 4.9%
      11,600    Bowater, Inc.                                          630,025
      24,000    Kimberly-Clark Corp.                                 1,566,000
      18,900    Westvaco Corp.                                         616,612
                                                                   -----------
                                                                     2,812,637
                                                                   -----------

                PRINTING AND PUBLISHING 2.0%
      42,300    Deluxe Corp.                                         1,160,606
                                                                   -----------

                REAL ESTATE 1.0%
      63,600    HRPT Properties Trust                                  572,400
                                                                   -----------

                RETAIL 4.1%
       8,700    Costco Wholesale Corp.<F1>                             793,875
      10,200    Dayton Hudson Corp.                                    749,062
       8,300    The May Department Stores Co.                          267,675
      29,100    Penney (J.C.) Co., Inc.                                580,181
                                                                   -----------
                                                                     2,390,793
                                                                   -----------

                SEMICONDUCTORS 1.7%
      11,900    Intel Corp.                                            979,519
                                                                   -----------

                STEEL AND IRON 2.2%
      39,200    USX-U.S. Steel Group, Inc.                           1,293,600
                                                                   -----------

                TELECOMMUNICATIONS 6.7%
      10,000    AT&T Corp.                                             507,500
       9,800    Bell Atlantic Corp.                                    603,313
      22,100    GTE Corp.                                            1,559,431
      12,107    SBC Communications, Inc.                               590,216

AQUINAS FUNDS
--------------------------------------------------------------------------------
EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999


  Number
of Shares                                                                Value
----------                                                               -----

                TELECOMMUNICATIONS 6.7% (CONT'D.)
       8,400    U S WEST, Inc.                                        $604,800
                                                                   -----------
                                                                     3,865,260
                                                                   -----------

                TEXTILES 1.1%
      16,300    Springs Industries, Inc., Class A                      650,981
                                                                   -----------

                TOBACCO PRODUCTS 1.7%
      27,000    R.J. Reynolds Tobacco
                Holdings, Inc.                                         475,875
      20,500    UST, Inc.                                              516,344
                                                                   -----------
                                                                       992,219
                                                                   -----------

                TRANSPORTATION 1.1%
      19,200    GATX Corp.                                             648,000
                                                                   -----------

                Total Common Stocks
                (cost $50,216,229)                                 $52,753,511
                                                                   -----------


Principal
  Amount                                                                 Value
----------                                                               -----

                SHORT-TERM INVESTMENTS 7.5%

  $4,356,684    UMB Bank, n.a., Money Market
                Fiduciary, Demand Deposit, 2.20%
                (cost $4,356,684)                                   $4,356,684
                                                                   -----------

                Total Investments 98.8%
                (cost $54,572,913)                                  57,110,195

                Other Assets
                less Liabilities 1.2%                                  703,208
                                                                   -----------

                Net Assets 100.0%                                  $57,813,403
                                                                   ===========

                <F1>Non-income producing security
                See notes to financial statements.

AQUINAS FUNDS
--------------------------------------------------------------------------------
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


  Number
of Shares                                                                Value
----------                                                               -----

                COMMON STOCKS 94.1%

                ADVERTISING 0.9%
       5,400    Omnicom Group, Inc.                                   $540,000
                                                                   -----------

                BANKING 2.1%
      29,809    Charter One Financial, Inc.                            570,097
       5,100    Chase Manhattan Corp.                                  396,206
       5,600    Northern Trust Corp.                                   296,800
                                                                   -----------
                                                                     1,263,103
                                                                   -----------

                BIOTECHNOLOGY 0.8%
       2,400    Biogen, Inc.<F1>                                       202,800
       2,200    Genentech, Inc.<F1>                                    295,900
                                                                   -----------
                                                                       498,700
                                                                   -----------

                BUSINESS SERVICES 6.0%
      34,900    Concord EFS, Inc.<F1>                                  898,675
      17,475    Fiserv, Inc.<F1>                                       669,511
      11,900    Iron Mountain, Inc.<F1>                                467,819
      12,100    Maximus, Inc.<F1>                                      410,644
      14,427    NOVA Corp.<F1>                                         455,352
      16,962    Paychex, Inc.                                          678,480
                                                                   -----------
                                                                     3,580,481
                                                                   -----------

                COMMUNICATIONS 0.6%
       4,300    ALLTEL Corp.                                           355,556
                                                                   -----------

                COMPUTER PRODUCTS 7.6%
      25,600    Cabletron Systems, Inc.<F1>                            665,600
      12,500    Cisco Systems, Inc.<F1>                              1,339,062
       7,300    EMC Corp.<F1>                                          797,525
       5,400    Great Plains Software, Inc.<F1>                        403,650
       2,600    International Business
                Machines Corp.                                         280,800
       1,600    JDS Uniphase Corp.<F1>                                 258,100
       8,600    Metromedia Fiber Network, Class A<F1>                  412,263


  Number
of Shares                                                                Value
----------                                                               -----

                COMPUTER PRODUCTS 7.6% (CONT'D.)
       5,600    Microchip Technology, Inc.<F1>                        $383,250
                                                                   -----------
                                                                     4,540,250
                                                                   -----------
                COMPUTER SERVICES 8.4%
      13,700    Affiliated Computer Services, Inc.<F1>                 630,200
       5,400    America Online, Inc.<F1>                               407,362
      12,100    CSG Systems International, Inc.<F1>                    482,488
       4,600    Entrust Technologies, Inc.<F1>                         275,712
       4,500    Go2Net, Inc.<F1>                                       391,500
      16,000    iXL Enterprises, Inc.<F1>                              888,000
       2,800    Network Solutions, Inc.<F1>                            609,175
       8,000    Sun Microsystems, Inc.<F1>                             619,500
      19,000    Sungard Data Systems, Inc.<F1>                         451,250
      10,500    Transaction Systems Architects, Inc.<F1>               294,000
                                                                   -----------
                                                                     5,049,187
                                                                   -----------

                COMPUTER SOFTWARE 7.0%
       2,600    Citrix Systems, Inc.<F1>                               319,800
       5,300    Computer Associates
                International, Inc.                                    370,669
       5,300    Legato Systems, Inc.<F1>                               364,706
       2,300    Mercury Interactive Corp.<F1>                          248,256
      14,200    Microsoft Corp.<F1>                                  1,657,850
       7,000    Oracle Corp.<F1>                                       784,438
       4,000    Rational Software Corp.<F1>                            196,500
       3,900    Symantec Corp.<F1>                                     228,638
                                                                   -----------
                                                                     4,170,857
                                                                   -----------

                CONSUMER GOODS 0.7%
       6,800    Kimberly-Clark Corp.                                   417,600
                                                                   -----------
                DIVERSIFIED MANUFACTURING
                OPERATIONS 3.9%
       2,600    Corning, Inc.                                          335,238
      10,200    General Electric Co.                                 1,578,450
       6,800    Honeywell International, Inc.                          392,275
                                                                   -----------
                                                                     2,305,963
                                                                   -----------

AQUINAS FUNDS
--------------------------------------------------------------------------------

EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999


  Number
of Shares                                                                Value
----------                                                               -----

                DRUGS 4.3%
       4,100    Biovail Corp. International<F1>                       $384,375
       9,000    Bristol-Myers Squibb Co.                               577,688
      21,000    Dura Pharmaceuticals, Inc.<F1>                         292,688
      10,450    Jones Pharma, Inc.                                     453,922
       8,100    Merck & Co., Inc.                                      543,206
       6,300    Pfizer, Inc.                                           204,356
       2,800    Schering-Plough Corp.                                  118,125
                                                                   -----------
                                                                     2,574,360
                                                                   -----------

                ELECTRICAL PRODUCTS 1.9%
       6,100    Amphenol Corp., Class A<F1>                            406,031
       5,200    ANTEC Corp.<F1>                                        189,800
       7,800    Conexant Systems, Inc.<F1>                             517,725
                                                                   -----------
                                                                     1,113,556
                                                                   -----------

                ELECTRONICS 1.0%
      12,600    AVX Corp.                                              629,213
                                                                   -----------

                ENTERTAINMENT 1.3%
       4,400    Carnival Corp.                                         210,375
       4,800    International Speedway Corp.,
                Class A                                                241,800
       4,600    Time Warner, Inc.                                      333,213
                                                                   -----------
                                                                       785,388
                                                                   -----------

                FINANCIAL SERVICES 6.1%
       3,800    American Express Co.                                   631,750
      19,600    AmeriCredit Corp.<F1>                                  362,600
       4,900    Capital One Financial Corp.                            236,119
      13,900    Finova Group, Inc.                                     493,450
      14,000    Knight/Trimark Group, Inc., Class A<F1>                644,000
       4,300    Marsh & McLennan Cos., Inc.                            411,456
      15,832    Metris Cos., Inc.                                      565,005
       2,000    Morgan Stanley Dean Witter & Co.                       285,500
                                                                   -----------
                                                                     3,629,880
                                                                   -----------

                HEALTH CARE PRODUCTS 0.7%
      12,400    Medtronic, Inc.                                        451,825
                                                                   -----------


  Number
of Shares                                                                Value
----------                                                               -----

                HOUSEHOLD PRODUCTS 1.9%
       6,800    Procter & Gamble Co.                                  $745,025
       8,300    Williams-Sonoma, Inc.<F1>                              381,800
                                                                   -----------
                                                                     1,126,825
                                                                   -----------

                INSURANCE 2.8%
       5,226    American International Group, Inc.                     565,061
      18,500    MGIC Investment Corp.                                1,113,469
                                                                   -----------
                                                                     1,678,530
                                                                   -----------

                MANUFACTURING 3.2%
      10,000    Danaher Corp.                                          482,500
      13,400    Gentex Corp.                                           371,850
      12,500    Millipore Corp.                                        482,813
      11,200    Waters Corp.<F1>                                       593,600
                                                                   -----------
                                                                     1,930,763
                                                                   -----------

                MEDIA 7.4%
       4,509    AMFM, Inc.<F1>                                         352,829
       7,400    CBS Corp.                                              473,137
      14,800    Clear Channel Communications, Inc.<F1>               1,320,900
      11,400    Comcast Corp., Special Class A<F1>                     576,412
       3,100    Hispanic Broadcasting Corp.<F1>                        285,878
      26,950    Infinity Broadcasting Corp.<F1>                        975,253
      12,000    SFX Entertainment, Inc.<F1>                            434,250
                                                                   -----------
                                                                     4,418,659
                                                                   -----------

                MEDICAL 2.1%
      10,000    Amgen, Inc.<F1>                                        600,625
       6,900    Johnson & Johnson                                      642,562
                                                                   -----------
                                                                     1,243,187
                                                                   -----------

                OFFICE EQUIPMENT 0.5%
      14,000    Miller (Herman), Inc.                                  322,000
                                                                   -----------

                OIL AND GAS 1.4%
       8,000    Apache Corp.                                           295,500
       6,500    El Paso Energy Corp.                                   252,281

AQUINAS FUNDS
--------------------------------------------------------------------------------

EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999


  Number
of Shares                                                                Value
----------                                                               -----

                OIL AND GAS 1.4% (CONT'D.)
       4,900    Vastar Resources, Inc.                                $289,100
                                                                   -----------
                                                                       836,881
                                                                   -----------

                RESTAURANTS 1.0%
      20,000    Brinker International, Inc.<F1>                        480,000
       3,500    McDonald's Corp.                                       141,094
                                                                   -----------
                                                                       621,094
                                                                   -----------

                RETAIL 9.6%
      12,650    99 Cents Only Stores<F1>                               483,863
       7,900    BJ's Wholesale Club, Inc.<F1>                          288,350
       4,800    Circuit City Stores                                    216,300
       5,300    Costco Wholesale Corp.                                 483,625
      15,700    CSK Auto Corp.<F1>                                     274,750
       6,400    Dayton Hudson Corp.                                    470,000
      12,700    Dollar Tree Stores, Inc.<F1>                           615,156
      15,000    Home Depot, Inc.                                     1,028,437
      13,200    InterTan, Inc.<F1>                                     344,850
       1,900    Kohl's Corp.<F1>                                       137,156
       6,400    Linens 'n Things, Inc.<F1>                             189,600
      15,000    Ross Stores, Inc.                                      269,062
       5,300    Tandy Corp.                                            260,694
       9,900    Wal-Mart Stores, Inc.                                  684,337
                                                                   -----------
                                                                     5,746,180
                                                                   -----------

                SEMICONDUCTORS 4.2%
       1,700    Altera Corp.<F1>                                        84,256
       3,700    Chartered Semiconductor-ADR<F1>                        270,100
       9,000    Intel Corp.                                            740,813
       3,800    Lam Research Corp.<F1>                                 423,938
       4,600    Texas Instruments, Inc.                                445,625
      10,600    Vitesse Semiconductor Corp.<F1>                        555,837
                                                                   -----------
                                                                     2,520,569
                                                                   -----------


  Number
of Shares                                                                Value
----------                                                               -----

                TELECOMMUNICATIONS 6.7%
       8,100    ADC Telecommunications, Inc.<F1>                      $587,756
       5,150    AT&T Corp.                                             261,363
       6,900    Infonet Services Corp., Class B<F1>                    181,125
      11,000    Lucent Technologies, Inc.                              822,938
      14,250    MCI WorldCom, Inc.<F1>                                 756,140
       3,200    Nokia Corp. ADR                                        608,000
       3,900    SBC Communications, Inc.                               190,125
      10,600    Scientific-Atlanta, Inc.                               589,625
                                                                   -----------
                                                                     3,997,072
                                                                   -----------

                Total Common Stock
                (cost $39,656,564)                                  56,347,679
                                                                   -----------


Principal
  Amount
----------

                CONVERTIBLE BONDS 1.8%

    $560,000    American Tower CVT
                6.25%, 10/15/09                                        783,300
     208,000    Lamar Advertising Co.
                5.25%, 9/15/06                                         303,160
                                                                   -----------

                Total Convertible Bonds
                (cost $769,480)                                      1,086,460
                                                                   -----------

AQUINAS FUNDS

EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999


Principal
  Amount                                                                 Value
----------                                                               -----

                SHORT-TERM INVESTMENT 4.7%

  $2,787,906    UMB Bank, n.a., Money Market
                Fiduciary, Demand Deposit, 2.20%
                (cost $2,787,906)                                   $2,787,906
                                                                   -----------

                Total Investments 100.6%
                (cost $43,213,950)                                  60,222,045

                Liabilities less
                Other Assets (0.6)%                                  (354,997)
                                                                   -----------

                Net Assets 100.0%                                  $59,867,048
                                                                   ===========


                <F1> Non-income producing security
                See notes to financial statements.

AQUINAS FUNDS

BALANCED FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

  Number
of Shares                                                                Value
----------                                                               -----

                COMMON STOCKS 54.0%

                AEROSPACE 0.4%
       1,800    Northrop Grumman Corp.                                 $97,313
                                                                   -----------

                AIRLINES 0.2%
       1,200    Delta Airlines, Inc.                                    59,775
                                                                   -----------

                AUTOMOTIVE AND RELATED
                INDUSTRIES 1.5%
       3,800    Dana Corp.                                             113,762
       2,100    Ford Motor Co.                                         112,219
       2,000    General Motors Corp.                                   145,375
                                                                   -----------
                                                                       371,356
                                                                   -----------

                BANKING 3.4%
       1,200    Bank of America Corp.                                   60,225
       5,000    Bank of New York Co., Inc.                             200,000
       5,753    Charter One Financial, Inc.                            110,026
       1,500    Morgan (J.P.) & Co., Inc.                              189,937
       1,900    PNC Bank Corp.                                          84,550
       4,900    Union Planters Corp.                                   193,244
                                                                   -----------
                                                                       837,982
                                                                   -----------

                BREWERIES 0.3%
         900    Anheuser-Busch Cos., Inc.                               63,788
                                                                   -----------

                BUILDING MATERIALS 0.4%
       2,800    Armstrong World Industries, Inc.                        93,450
                                                                   -----------

                BUSINESS SERVICES 3.0%
       4,650    Concord EFS, Inc.<F1>                                  119,737
       2,400    CSG Systems International, Inc.<F1>                     95,700
       3,500    Fiserv, Inc.<F1>                                       134,094
       2,400    Iron Mountain, Inc.<F1>                                 94,350
       2,400    Maximus, Inc.<F1>                                       81,450
       2,917    NOVA Corp.<F1>                                          92,068

  Number
of Shares                                                                Value
----------                                                               -----

                BUSINESS SERVICES 3.0% (CONT'D.)
       3,373    Paychex, Inc.                                         $134,920
                                                                   -----------
                                                                       752,319
                                                                   -----------

                CHEMICALS 0.5%
       4,100    B. F. Goodrich Co.                                     112,750
                                                                   -----------
                COMPUTER PRODUCTS 1.2%
       5,100    Cabletron Systems, Inc.                                132,600
       1,100    Great Plains Software, Inc.<F1>                         82,225
         700    International Business Machines Corp.                   75,600
                                                                   -----------
                                                                       290,425
                                                                   -----------

                COMPUTER SERVICES 2.6%
       2,800    Affiliated Computer Services, Inc.<F1>                 128,800
         900    Entrust Technologies, Inc.<F1>                          53,944
       3,200    iXL Enterprises, Inc.<F1>                              177,600
         600    Network Solutions, Inc.<F1>                            130,538
       3,900    Sungard Data Systems, Inc.<F1>                          92,625
       2,100    Transaction Systems Architects, Inc.<F1>                58,800
                                                                   -----------
                                                                       642,307
                                                                   -----------

                COMPUTER SOFTWARE 0.2%
         500    Mercury Interactive Corp.<F1>                           53,969
                                                                   -----------

                CONSUMER PRODUCTS 2.2%
         700    Brown-Forman Corp., Class B                             40,075
       1,700    Eastman Kodak Co.                                      112,625
       3,000    Fortune Brands, Inc.                                    99,188
       7,000    Pactiv Corp.<F1>                                        74,375
       3,400    Whirlpool Corp.                                        221,213
                                                                   -----------
                                                                       547,476
                                                                   -----------

AQUINAS FUNDS
--------------------------------------------------------------------------------

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999

  Number
of Shares                                                                Value
----------                                                               -----

                DIVERSIFIED MANUFACTURING
                OPERATIONS 0.5%
         800    General Electric Co.                                  $123,800
       1,400    Tenneco Automotive, Inc.                                13,038
                                                                   -----------
                                                                       136,838
                                                                   -----------

                DRUGS 0.9%
         800    Biovail Corp. International<F1>                         75,000
       4,200    Dura Pharmaceuticals, Inc.<F1>                          58,538
       2,050    Jones Pharma, Inc.                                      89,047
                                                                   -----------
                                                                       222,585
                                                                   -----------

                ELECTRIC UTILITIES 1.9%
       5,100    Central & South West Corp.                             102,000
       3,200    DTE Energy Co.                                         100,400
       1,586    Duke Energy Corp.                                       79,498
       3,100    New Century Energies, Inc.                              94,162
       3,100    Public Service Enterprise Group, Inc.                  107,919
                                                                   -----------
                                                                       483,979
                                                                   -----------

                ELECTRICAL PRODUCTS 1.3%
       1,295    Amphenol Corp., Class A<F1>                             86,198
       1,000    ANTEC Corp.<F1>                                         36,500
       1,600    Conexant Systems, Inc.<F1>                             106,200
       3,200    Thomas and Betts Corp.                                 102,000
                                                                   -----------
                                                                       330,898
                                                                   -----------

                ELECTRONICS 0.9%
       2,500    AVX Corp.                                              124,844
       3,500    Hubbell, Inc., Class B                                  95,375
                                                                   -----------
                                                                       220,219
                                                                   -----------

                ENTERTAINMENT 0.2%
       1,000    International Speedway Corp.,
                Class A                                                 50,375
                                                                   -----------



  Number
of Shares                                                                Value
----------                                                               -----

                FINANCIAL SERVICES 3.9%
       3,100    A.G. Edwards, Inc.                                     $99,394
       4,100    AmeriCredit Corp.<F1>                                   75,850
       1,000    Capital One Financial Corp.                             48,187
       2,000    Federal National Mortgage Assn.                        124,875
       2,800    Finova Group, Inc.                                      99,400
       4,200    KeyCorp                                                 92,925
       2,800    Knight/Trimark Group, Inc., Class A<F1>                128,800
       3,192    Metris Cos., Inc.                                      113,914
         900    Morgan Stanley Dean Witter and Co.                     128,475
       1,500    Wells Fargo Co.                                         60,656
                                                                   -----------
                                                                       972,476
                                                                   -----------

                FOOD 0.6%
         800    Hershey Foods Corp.                                     38,000
       5,200    Supervalu, Inc.                                        104,000
                                                                   -----------
                                                                       142,000
                                                                   -----------

                FORESTRY 0.4%
       4,000    Georgia-Pacific Corp.
                (Timber Group)                                          98,500
                                                                   -----------

                HEALTH CARE PRODUCTS 0.6%
       1,400    American Home Products Corp.                            55,213
       2,900    Mallinckrodt, Inc.                                      92,256
                                                                   -----------
                                                                       147,469
                                                                   -----------

                HOUSEHOLD PRODUCTS 0.3%
       1,700    Williams-Sonoma, Inc.<F1>                               78,200
                                                                   -----------

                INSURANCE 1.8%
       1,200    American General Corp.                                  91,050
         875    American International Group, Inc.                      94,609
       2,800    MGIC Investment Corp.                                  168,525
       6,000    Ohio Casualty Corp.                                     96,375
                                                                   -----------
                                                                       450,559
                                                                   -----------

AQUINAS FUNDS

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999


  Number
of Shares                                                                Value
----------                                                               -----

                MACHINERY AND EQUIPMENT 0.2%
         800    Caterpillar, Inc.                                      $37,650
                                                                   -----------

                MANUFACTURING 2.2%
       2,000    Danaher Corp.                                           96,500
       3,200    Gentex Corp.                                            88,800
       1,200    Illinois Tool Works, Inc.                               81,075
       1,300    Ingersoll-Rand Co.                                      71,581
       2,500    Millipore Corp.                                         96,563
       2,200    Waters Corp.<F1>                                       116,600
                                                                   -----------
                                                                       551,119
                                                                   -----------

                MEDIA 2.4%
       1,090    AMFM, Inc.<F1>                                          85,292
       2,000    Clear Channel Communications, Inc.<F1>                 178,500
         600    Hispanic Broadcasting Corp.<F1>                         55,331
       5,535    Infinity Broadcasting Corp.<F1>                        200,297
       2,400    SFX Entertainment, Inc.<F1>                             86,850
                                                                   -----------
                                                                       606,270
                                                                   -----------

                NATURAL GAS UTILITIES 0.8%
       3,100    El Paso Energy Corp.                                   120,319
       2,600    NICOR, Inc.                                             84,500
                                                                   -----------
                                                                       204,819
                                                                   -----------

                OFFICE EQUIPMENT 2.1%
       2,500    Avery Dennison Corp.                                   182,188
       8,000    Harris Corp.                                           213,500
       9,600    Lanier Worldwide, Inc.<F1>                              37,200
       2,800    Miller (Herman), Inc.                                   64,400
       1,200    Xerox Corp.                                             27,225
                                                                   -----------
                                                                       524,513
                                                                   -----------

                OIL AND GAS 3.5%
       1,600    Apache Corp.                                            59,100
       4,400    Conoco Inc., Class B                                   109,450
       1,056    Exxon Mobil Corp.                                       85,074
       1,600    Kerr-McGee Corp.                                        99,200

  Number
of Shares                                                                Value
----------                                                               -----

                OIL AND GAS 3.5% (CONT'D.)
       3,800    KeySpan Corp.                                          $88,113
       4,500    Repsol SA-ADR                                          104,625
       1,300    Royal Dutch Petroleum Co.                               78,569
       3,800    Ultramar Diamond Shamrock Corp.                         86,212
       3,800    USX-Marathon Group                                      93,813
       1,000    Vastar Resources, Inc.                                  59,000
                                                                   -----------
                                                                       863,156
                                                                   -----------

                PAPER AND PAPER PRODUCTS 1.6%
       2,100    Bowater, Inc.                                          114,056
       3,000    Kimberly-Clark Corp.                                   195,750
       3,100    Westvaco Corp.                                         101,137
                                                                   -----------
                                                                       410,943
                                                                   -----------
                PRINTING AND PUBLISHING 0.8%
       7,100    Deluxe Corp.                                           194,805
                                                                   -----------

                REAL ESTATE 0.4%
      11,200    HRPT Properties Trust                                  100,800
                                                                   -----------

                RESTAURANTS 0.4%
       4,100    Brinker International, Inc.<F1>                         98,400
                                                                   -----------

                RETAIL 3.5%
       2,525    99 Cents Only Stores<F1>                                96,581
       1,600    BJ's Wholesale Club, Inc.<F1>                           58,400
       1,100    Costco Wholesale Corp.<F1>                             100,375
       3,100    CSK Auto Corp.<F1>                                      54,250
       1,300    Dayton Hudson Corp.                                     95,469
       2,600    Dollar Tree Stores, Inc.<F1>                           125,938
       2,700    InterTan, Inc.<F1>                                      70,538
       1,400    Linens 'n Things, Inc.<F1>                              41,475
       1,100    The May Department Stores Co.                           35,475
       4,200    Penney (J.C.) Co., Inc.                                 83,737
       3,000    Ross Stores, Inc.                                       53,813
       1,100    Tandy Corp.                                             54,106
                                                                   -----------
                                                                       870,157
                                                                   -----------

AQUINAS FUNDS
--------------------------------------------------------------------------------

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999


  Number
of Shares                                                                Value
----------                                                               -----

                SEMICONDUCTORS 1.2%
       2,200    Intel Corp.                                           $181,088
       2,200    Vitesse Semiconductor Corp.<F1>                        115,363
                                                                   -----------
                                                                       296,451
                                                                   -----------

                STEEL AND IRON 0.8%
       6,400    USX-U.S. Steel Group, Inc.                             211,200
                                                                   -----------

                TELECOMMUNICATIONS 3.4%
       1,700    ADC Telecommunications, Inc.<F1>                       123,356
       1,500    AT&T Corp.                                              76,125
       1,500    Bell Atlantic Corp.                                     92,344
       3,300    GTE Corp.                                              232,855
       1,842    SBC Communications, Inc.                                89,797
       2,100    Scientific-Atlanta, Inc.                               116,813
       1,500    U S WEST, Inc.                                         108,000
                                                                   -----------
                                                                       839,290
                                                                   -----------
                TEXTILES 0.4%
       2,700    Springs Industries, Inc., Class A                      107,831
                                                                   -----------

                TOBACCO PRODUCTS 0.7%
       4,300    R.J. Reynolds Tobacco
                Holdings, Inc.                                          75,788
       3,900    UST, Inc.                                               98,231
                                                                   -----------
                                                                       174,019
                                                                   -----------

                TRANSPORTATION 0.4%
       3,100    GATX Corp.                                             104,625
                                                                   -----------

                Total Common Stocks
                (cost $11,751,618)                                  13,453,056
                                                                   -----------


Principal
  Amount                                                                 Value
----------                                                               -----

                CONVERTIBLE BONDS 0.8%

    $100,000    American Tower CVT
                6.25%, 10/15/09                                       $139,875
      42,000    Lamar Advertising Co.
                5.25%, 9/15/06                                          61,215
                                                                   -----------
                Total Convertible Bonds
                (cost $142,247)                                        201,090
                                                                   -----------

                FIXED INCOME BONDS 38.0%

                ASSET-BACKED SECURITIES 2.7%
     150,000    Amresco Residential Securities
                Mortgage Loan Trust,
                7.615%, 3/25/27                                        147,281
     104,777    Olympic Auto Trust,
                6.625%, 12/15/02                                       104,340
     125,000    Providian Master Trust 97-4A,
                6.25%, 6/15/07                                         122,671
      50,000    Prudential Securities Secured
                Financing Corp.,
                6.48%, 1/15/09                                          45,894
     100,000    Saxon Asset Securities Trust
                 97-3 AF6, 6.73%, 2/25/27                               96,507
     147,640    World Omni Auto Lease
                Securitization, 6.18%, 11/25/03                        146,844
                                                                   -----------
                                                                       663,537
                                                                   -----------

                CORPORATE BONDS 25.6%
     140,000    American Airlines,
                7.024%, 10/15/09                                       135,681
     225,000    Associates Corp. of North America,
                7.75%, 2/15/05                                         228,569
     120,000    Bear Stearns Corp.,
                6.75%, 12/15/07                                        112,266
     150,000    Bellsouth Capital Funding,
                6.04%, 11/15/26                                        148,665

AQUINAS FUNDS
--------------------------------------------------------------------------------

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999

Principal
  Amount                                                                 Value
----------                                                               -----

                CORPORATE BONDS 25.6% (CONT'D.)
    $281,000    Coca-Cola Enterprises, Inc.,
                7.00%, 10/1/26                                        $273,067
     100,000    Coca-Cola Enterprises, Inc.,
                6.75%, 9/15/28                                          87,463
     130,000    Commercial Credit Co.,
                7.875%, 2/1/25                                         131,199
     120,000    Compania Telecom Chile,
                7.625%, 7/15/06                                        112,634
     100,000    Corporation Andina de Fomento,
                7.10%, 2/1/03                                           98,404
     265,000    Dayton Hudson Corp.,
                5.895%, 6/15/37                                        264,489
     300,000    Donaldson Lufkin Jenrette Securities
                Corp., 5.625%, 2/15/16                                 295,698
     135,000    Edison International, Inc.,
                6.875%, 9/15/04                                        131,822
     100,000    E.I. Du Pont De Nemours,
                6.0%, 3/6/03                                            96,942
     100,000    El Paso Energy Corp.,
                6.75%, 11/15/03                                         96,736
     100,000    EOP Operating LP,
                6.375%, 1/15/02                                         97,425
     245,000    First Union Corp.,
                7.50%, 4/15/35                                         245,189
     280,000    Ford Motor Credit Co.,
                7.375%, 10/28/09                                       277,172
     200,000    General Electric Capital Corp.,
                8.30%, 9/20/09                                         210,640
     150,000    General Motors Acceptance Corp.,
                8.875%, 6/1/10                                         160,732
     100,000    Global Marine, Inc.,
                7.125%, 9/1/07                                          92,427
     225,000    Grand Metropolitan Investment PLC,
                7.45%, 4/15/35                                         221,636
     200,000    Heller Financial, Inc.,
                6.50%, 7/22/02                                         196,556

Principal
  Amount                                                                 Value
----------                                                               -----

                CORPORATE BONDS 25.6% (CONT'D.)
    $220,000    Household Finance Corp.,
                7.20%, 7/15/06                                        $215,310
     250,000    Hydro-Quebec,
                8.05%, 7/7/24                                          260,368
     300,000    Lehman Brothers Hldg., Inc.,
                8.80%, 3/1/15                                          315,183
     250,000    Motorola, Inc.,
                6.50%, 9/1/25                                          238,320
     150,000    NationsBank Corp.,
                8.57%, 11/15/24                                        159,103
     210,000    New Jersey Bell Telephone Co.,
                7.85%, 11/15/29                                        209,924
      60,000    Norfolk Southern Corp.,
                6.95%, 5/1/02                                           59,474
     250,000    Penney (J.C.) & Co., Inc.,
                7.40%, 4/1/37                                          235,580
     150,000    Rollins Truck Leasing Corp.,
                7.00%, 3/15/01                                         149,083
     250,000    Transamerica Financial Corp.,
                7.25%, 8/15/02                                         250,262
     100,000    Tyco International Group,
                6.25%, 6/15/03                                          95,824
      50,000    WMX Technologies, Inc.,
                6.65%, 5/15/05                                          49,638
     250,000    WMX Technologies, Inc.,
                7.10%, 8/1/26                                          229,263
     210,000    Xerox Corp.,
                5.90%, 5/5/37                                          209,620
                                                                   -----------
                                                                     6,392,364
                                                                   -----------

                U.S. GOVERNMENT AGENCIES 5.2%
     190,000    FGLMC, 30 year TBA,
                7.50%, 2/25/30                                         188,100
     135,000    FGLMC, 30 year TBA,
                8.00%, 2/25/30                                         136,307
      90,000    FHLMC, 5.75%, 3/15/09                                   82,223

AQUINAS FUNDS
--------------------------------------------------------------------------------

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1999

Principal
  Amount                                                                 Value
----------                                                               -----

                U.S. GOVERNMENT AGENCIES 5.2% (CONT'D.)
    $300,000    FHLMC, 6.625%, 9/15/09                                $291,516
     114,426    FHLMC, Pool 555316,
                9.00%, 6/1/19                                          119,824
     100,000    FNMA, 1998-17,
                6.50%, 1/18/26                                          91,957
      78,031    FNMA, #523850,
                10.50%, 10/1/14                                         82,420
       3,139    GNMA, Pool 031096,
                9.50%, 6/15/09                                           3,343
      65,432    GNMA, Pool 780904,
                9.50%, 7/15/18                                          69,726
      80,000    GNMA 1998-22 PD,
                6.50%, 9/20/28                                          69,547
     150,000    Tennessee Valley Authority,
                6.235%, 7/15/45                                        148,871
                                                                   -----------
                                                                     1,283,834
                                                                   -----------

                U.S. TREASURY OBLIGATIONS 4.5%
     535,000    U.S. Treasury Bond,
                8.875%, 8/15/17                                        646,328
     100,000    U.S. Treasury Bond,
                8.00%, 11/15/21                                        113,481
      95,000    U.S. Treasury Note,
                6.25%, 8/31/00                                          95,165
      90,000    U.S. Treasury Note,
                7.00%, 7/15/06                                          92,160
      60,000    U.S. Treasury Strips, 8/15/20                           14,905
     720,000    U.S. Treasury Strips, 11/15/21                         166,147
                                                                   -----------
                                                                     1,128,186
                                                                   -----------

                Total Fixed Income Bonds
                (cost $9,838,629)                                    9,467,921
                                                                   -----------



Principal
  Amount                                                                 Value
----------                                                               -----

                SHORT-TERM INVESTMENTS 8.0%

  $  100,000    Associates Corp. Commercial Paper,
                5.75%, 1/18/00                                        $100,000
     100,000    First Capital Commercial Paper,
                5.84%, 1/14/00                                         100,000
   1,812,016    UMB Bank, n.a., Money Market
                Fiduciary, Demand Deposit, 2.20%                     1,812,016
                                                                   -----------
                Total Short-Term Investments
                (cost $2,012,016)                                    2,012,016
                                                                   -----------

                Total Investments 100.8%
                (cost $23,744,510)                                  25,134,083

                Liabilities less
                Other Assets (0.8)%                                  (198,396)
                                                                   -----------

                Net Assets 100.0%                                  $24,935,687
                                                                   ===========


       <F1> Non-income producing security
       See notes to financial statements.

AQUINAS FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


                                                      FIXED INCOME       EQUITY INCOME      EQUITY GROWTH          BALANCED
                                                          FUND                FUND               FUND                FUND
                                                          ----                ----               ----                ----
ASSETS:
  Investments at value (cost $43,554,907,
     $54,572,913, $43,213,950 and
     $23,744,510, respectively)                       $41,917,202         $57,110,195         $60,222,045         $25,134,083
  Interest and dividends receivable                       735,519             136,703              42,544             201,520
  Receivable for securities sold                          717,480             369,031                   -             374,537
  Capital shares receivable                               250,324             267,385             236,616              50,608
  Prepaid expenses                                         11,643              14,496              11,430               6,688
                                                      -----------         -----------         -----------         -----------

     Total Assets                                      43,632,168          57,897,810          60,512,635          25,767,436
                                                      -----------         -----------         -----------         -----------

LIABILITIES:
  Payable for securities purchased                      1,429,694                   -             194,572             786,046
  Accrued expenses                                         27,667              36,032              32,771              19,939
  Accrued investment advisory fee                          19,767              47,875              49,786              20,437
  Capital shares payable                                    1,169                 500             368,458               5,327
                                                      -----------         -----------         -----------         -----------

     Total Liabilities                                  1,478,297              84,407             645,587             831,749
                                                      -----------         -----------         -----------         -----------

NET ASSETS                                            $42,153,871         $57,813,403         $59,867,048         $24,935,687
                                                      ===========         ===========         ===========         ===========

NET ASSETS CONSIST OF:
  Capital stock                                              $445                $510                $307                $240
  Paid-in capital in excess of par                     44,248,285          54,619,538          41,280,342          23,143,299
  Undistributed net investment income (loss)               25,576               9,153                   -               6,118
  Undistributed net realized gain (loss)
     on investments                                     (482,730)             646,920           1,578,304             396,457
  Net unrealized appreciation (depreciation)
     on investments                                   (1,637,705)           2,537,282          17,008,095           1,389,573
                                                      -----------         -----------         -----------         -----------

NET ASSETS                                            $42,153,871         $57,813,403         $59,867,048         $24,935,687
                                                      ===========         ===========         ===========         ===========

CAPITAL STOCK, $.0001 PAR VALUE:
  Authorized                                          125,000,000         125,000,000         125,000,000         125,000,000
  Issued and outstanding                                4,449,481           5,098,612           3,073,367           2,398,713

NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                                    $9.47              $11.34              $19.48              $10.40
                                                           ======              ======              ======              ======


See notes to financial statements.

AQUINAS FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS



                                     FIXED INCOME            EQUITY INCOME             EQUITY GROWTH              BALANCED
                                         FUND                     FUND                     FUND                     FUND
                                         ----                     ----                     ----                     ----
                                  Year         Year        Year         Year        Year         Year        Year         Year
                                  ended       ended        ended       ended        ended       ended        ended       ended
                                Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,
                                  1999         1998        1999         1998        1999         1998        1999         1998
                                --------     --------    --------     --------    --------     --------    --------     --------
OPERATIONS:
  Net investment
     income (loss)       $2,355,930   $2,038,548      $965,239      $973,561    $(417,323)   $(281,540)      $590,540      $691,944

  Net realized gain
     (loss on investments (490,218)      775,207     7,436,100    10,191,341     7,867,504    2,280,222     2,339,367     2,704,215

  Change in unrealized
     appreciation/
     depreciation on
     investments        (2,710,555)     (56,350)   (7,493,044)   (7,543,105)     4,008,588    6,035,532   (1,982,162)   (1,015,004)
                        -----------  -----------   -----------   -----------   -----------  -----------   -----------   -----------

  Net Increase (Decrease)
     in Net Assets
     Resulting from
     Operations           (844,843)    2,757,405       908,295     3,621,797    11,458,769    8,034,214       947,745     2,381,155
                        -----------  -----------   -----------   -----------   -----------  -----------   -----------   -----------

DISTRIBUTIONS OF:
  Net investment
     income             (2,320,727)  (2,027,059)     (906,850)     (966,627)             -            -     (571,018)     (686,862)

  Net realized gains       (14,531)    (645,008)   (7,904,553)   (9,185,806)   (6,005,483)  (2,171,291)   (2,401,905)   (2,293,636)
                        -----------  -----------   -----------   -----------   -----------  -----------   -----------   -----------

     Total
     Distributions      (2,335,258)  (2,672,067)   (8,811,403)  (10,152,433)   (6,005,483)  (2,171,291)   (2,972,923)   (2,980,498)
                        -----------  -----------   -----------   -----------   -----------  -----------   -----------   -----------


CAPITAL SHARE
  TRANSACTIONS:
  Shares sold             8,325,477   10,194,160     5,379,144     9,197,312    11,201,911   11,098,307     1,579,505     3,327,184

  Shares issued to
     holders in
     reinvestment of
     distributions        2,174,398    2,492,187     8,445,685     9,964,976     5,703,517    2,147,899     2,948,584     2,924,450

  Shares redeemed       (8,031,000) (10,605,995)  (12,985,082)  (21,348,662)   (9,891,190)  (7,699,405)   (4,656,525)   (7,727,423)
                        -----------  -----------   -----------   -----------   -----------  -----------   -----------   -----------

     Net Increase
       (Decrease)         2,468,875    2,080,352       839,747   (2,186,374)     7,014,238    5,546,801     (128,436)   (1,475,789)
                        -----------  -----------   -----------   -----------   -----------  -----------   -----------   -----------


TOTAL INCREASE (DECREASE)
  IN NET ASSETS           (711,226)    2,165,690   (7,063,361)   (8,717,010)    12,467,524   11,409,724   (2,153,614)   (2,075,132)

NET ASSETS:
  Beginning of period    42,865,097   40,699,407    64,876,764    73,593,774    47,399,524   35,989,800    27,089,301    29,164,433
                        -----------  -----------   -----------   -----------   -----------  -----------   -----------   -----------

  End of period         $42,153,871  $42,865,097   $57,813,403   $64,876,764   $59,867,048  $47,399,524   $24,935,687   $27,089,301
                        ===========  ===========   ===========   ===========   ===========  ===========   ===========   ===========



See notes to financial statements.

AQUINAS FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                 FIXED INCOME FUND                                EQUITY INCOME FUND
                                 ------------------------------------------------  ------------------------------------------------
                                   Year       Year     Year       Year     Year      Year      Year      Year      Year      Year
                                   ended     ended     ended     ended     ended     ended     ended     ended     ended     ended
                                 Dec. 31,   Dec. 31, Dec. 31,   Dec. 31, Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
                                   1999       1998     1997       1996     1995      1999      1998      1997      1996      1995
                                 --------   -------- --------   -------- --------  --------  --------  --------  --------  --------
Net Asset Value,
  Beginning of Period             $10.18    $10.17     $9.90    $10.17     $9.24    $13.21    $14.89    $13.26    $11.83     $9.39

Income (loss) from
  Investment Operations:
  Net investment income             0.53      0.54      0.55      0.54      0.54      0.21      0.23      0.26      0.23      0.28

  Net realized and unrealized
     gains (losses)
     on investments               (0.71)      0.17      0.27    (0.27)      0.93    (0.09)      0.57      3.40      2.18      3.03
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

     Total from Investment
       Operations                 (0.18)      0.71      0.82      0.27      1.47      0.12      0.80      3.66      2.41      3.31
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------


Less Distributions:
  Dividends from net
     investment income            (0.53)    (0.54)    (0.55)    (0.54)    (0.54)    (0.20)    (0.23)    (0.26)    (0.23)    (0.28)
  Distributions from net
     realized gains                    -    (0.16)         -         -         -    (1.79)    (2.25)    (1.77)    (0.75)    (0.59)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

     Total Distributions          (0.53)    (0.70)    (0.55)    (0.54)    (0.54)    (1.99)    (2.48)    (2.03)    (0.98)    (0.87)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------


Net Asset Value, End of Period     $9.47    $10.18    $10.17     $9.90    $10.17    $11.34    $13.21    $14.89    $13.26    $11.83
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

Total Return                     (1.86)%     7.17%     8.54%     2.83%    16.26%     1.12%     5.50%    27.85%    20.43%    35.62%

Supplemental Data and Ratios:
  Net assets, end of period
     (in thousands)              $42,154   $42,865   $40,699   $37,229   $35,617   $57,813   $64,877   $73,594   $54,184   $42,102

Ratio to Average Net Assets of:
  Expenses, net of waivers
     and reimbursements            1.00%     1.00%     0.99%     1.00%     0.98%     1.38%     1.36%     1.37%     1.40%     1.37%

  Expenses, before waivers
     and reimbursements            1.02%     1.03%     1.05%     1.03%     0.98%     1.38%     1.36%     1.37%     1.40%     1.37%

  Net investment income (loss),
     net of waivers
     and reimbursements            5.37%     5.27%     5.54%     5.44%     5.46%     1.56%     1.49%     1.74%     1.79%     2.47%

  Net investment income (loss),
     before waivers
     and reimbursements            5.35%     5.24%     5.48%     5.41%     5.46%     1.56%     1.49%     1.74%     1.79%     2.47%

Portfolio turnover rate             131%      120%      102%      169%      126%      100%       64%       42%       32%       40%


See notes to financial statements.

AQUINAS FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONT'D.)



                                                EQUITY GROWTH FUND                                   BALANCED FUND
                                 ------------------------------------------------  ------------------------------------------------
                                   Year       Year     Year       Year     Year      Year      Year      Year      Year      Year
                                   ended     ended     ended     ended     ended     ended     ended     ended     ended     ended
                                 Dec. 31,   Dec. 31, Dec. 31,   Dec. 31, Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
                                   1999       1998     1997       1996     1995      1999      1998      1997      1996      1995
                                 --------   -------- --------   -------- --------  --------  --------  --------  --------  --------
Net Asset Value,
     Beginning of Period          $17.57    $15.12    $13.45    $12.13     $9.31    $11.34    $11.58    $11.53    $11.03     $9.43


Income from Investment Operations:
  Net investment income (loss)    (0.14)    (0.10)    (0.06)    (0.06)    (0.01)      0.27      0.28      0.31      0.26      0.32

  Net realized and unrealized
     gains on investments           4.20      3.40      3.93      2.84      2.83      0.17      0.68      1.95      1.41      1.84
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

     Total from Investment
       Operations                   4.06      3.30      3.87      2.78      2.82      0.44      0.96      2.26      1.67      2.16
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------


Less Distributions:
  Dividends from net investment
     income                            -         -         -         -         -    (0.26)    (0.28)    (0.30)    (0.26)    (0.33)
  Distributions from net
     realized gains               (2.15)    (0.85)    (2.20)    (1.46)         -    (1.12)    (0.92)    (1.91)    (0.91)    (0.23)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

     Total Distributions          (2.15)    (0.85)    (2.20)    (1.46)         -    (1.38)    (1.20)    (2.21)    (1.17)    (0.56)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------


Net Asset Value, End of Period    $19.48    $17.57    $15.12    $13.45    $12.13    $10.40    $11.34    $11.58    $11.53    $11.03
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========


Total Return                      23.12%    21.95%    28.97%    22.90%    30.29%     4.06%     8.46%    19.91%    15.29%    23.14%


Supplemental Data and Ratios:
  Net assets, end of period
     (in thousands)              $59,867   $47,400   $35,990   $22,593   $15,912   $24,936   $27,089   $29,164   $29,670   $26,779

Ratio to Average Net Assets of:
  Expenses, net of waivers
     and reimbursements            1.41%     1.42%     1.49%     1.50%     1.50%     1.50%     1.44%     1.45%     1.44%     1.46%

  Expenses, before waivers
     and reimbursements            1.41%     1.42%     1.49%     1.54%     1.61%     1.53%     1.49%     1.52%     1.49%     1.46%

  Net investment income (loss),
    net of waivers
     and reimbursements          (0.83)%   (0.71)%   (0.66)%   (0.55)%   (0.10)%     2.39%     2.38%     2.44%     2.23%     2.93%

  Net investment income
    (loss), before waivers
     and reimbursements          (0.83)%   (0.71)%   (0.66)%   (0.59)%   (0.21)%     2.36%     2.33%     2.37%     2.18%     2.93%

Portfolio turnover rate              99%       96%      104%      112%      102%      118%      102%       94%      111%      118%


See notes to financial statements.

AQUINAS FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999



                                                       FIXED INCOME  EQUITY INCOME   EQUITY GROWTH    BALANCED
                                                           FUND           FUND           FUND           FUND
                                                           ----           ----           ----           ----
INVESTMENT INCOME:
  Interest                                             $2,794,309       $187,880       $104,626      $687,277
  Dividends                                                     -      1,625,985        187,787       274,530
                                                     ------------   ------------   ------------  ------------
                                                        2,794,309      1,813,865        292,413       961,807

EXPENSES:
  Investment advisory fees                                263,027        617,513        505,013       247,733
  Administration and fund accounting fees                  71,712        101,015         82,611        40,525
  Shareholder servicing fees                               41,035         46,398         43,854        34,796
  Federal and state registration fees                      16,428         18,196         17,796         8,444
  Legal fees                                               15,529         22,309         17,069         8,406
  Pricing fees                                             10,538          3,274          4,917        13,860
  Audit fees                                                8,916         11,409         10,294         4,229
  Reports to shareholders                                   7,393         11,028          8,608         4,261
  Other                                                     7,017          9,617          7,649         4,002
  Custody fees                                              6,035          6,922         11,360        11,997
  Insurance                                                   559            945            565           419
                                                     ------------   ------------   ------------  ------------

  Total expenses before waiver                            448,189        848,626        709,736       378,672
  Waiver of fees                                          (9,810)              -              -       (7,405)
                                                     ------------   ------------   ------------  ------------
     Net Expenses                                         438,379        848,626        709,736       371,267
                                                     ------------   ------------   ------------  ------------

NET INVESTMENT INCOME (LOSS)                            2,355,930        965,239      (417,323)       590,540
                                                     ------------   ------------   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
     on investments                                     (490,218)      7,436,100      7,867,504     2,339,367
  Change in unrealized appreciation/
     depreciation on investments                      (2,710,555)    (7,493,044)      4,008,588   (1,982,162)
                                                     ------------   ------------   ------------  ------------

     Net Gain (Loss) on Investments                   (3,200,773)       (56,944)     11,876,092       357,205
                                                     ------------   ------------   ------------  ------------

NET INCREASE (DECREASE)IN NET
ASSETS RESULTING FROM OPERATIONS                       $(844,843)       $908,295    $11,458,769      $947,745
                                                     ============   ============   ============  ============


See notes to financial statements.

AQUINAS FUNDS

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1.   ORGANIZATION
     The Aquinas Funds, Inc. was incorporated on October 20, 1993 as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Fixed Income, Equity Income, Equity Growth and Balanced Funds (the "Funds") are separate, diversified portfolios of The Aquinas Funds, Inc. The Funds are managed by Aquinas Investment Advisors, Inc. (the "Advisor") and commenced operations on January 3, 1994.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     a) Investment Valuation - Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' Advisor and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors.

     b) Delayed Delivery Transactions - The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

     c) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years. For the year ended December 31, 1999, the Fixed Income Fund incurred a net capital loss of $321,203, which is available to offset future capital gains through 2007.
     d) Distributions to Shareholders - All of the Funds except the Fixed Income Fund pay dividends of net investment income quarterly. The Fixed Income Fund pays dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

AQUINAS FUNDS
--------------------------------------------------------------------------------

          Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1999, reclassifications were recorded to increase (decrease) undistributed net investment income by $(10,194), $(51,078), $417,323 and $(15,061); increase (decrease) accumulated net realized gain (loss) on investments by $(10,207), $51,090, $(417,323) and $15,074; and decrease paid-in capital in excess of par by $13, $12, $0 and $13 for the Fixed Income, Equity Income, Equity Growth and Balanced Funds, respectively.

          For the year ended December 31, 1999, 0%, 71.36%, 6.19% and 17.01% of dividends paid from net investment income, including short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fixed Income, Equity Income, Equity Growth and Balanced Funds, respectively. For the year ended December 31, 1999, the Equity Income, Equity Growth and Balanced Funds designate approximately $6,252,190, $4,321,634 and $1,376,725 as long-term capital gains for purposes of the dividends paid deduction, respectively.

     e) Expenses - Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

     f) Other - Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the level yield maturity method.

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS
     Each of the Funds has entered into an agreement with the Advisor, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Advisor a fee, computed daily and payable monthly, at the annual rate of the following percentages of average daily net assets: 0.60% for the Fixed Income Fund; and 1.00% for the Equity Income, Equity Growth and Balanced Funds.

     The Advisor voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.00% of the average daily net assets of the Fixed Income Fund and 1.50% of the average daily net assets of the Equity Income, Equity Growth and Balanced Funds, respectively, computed on a daily basis. For the year ended December 31, 1999, expenses of $9,810 and $3,353 were waived by the Advisor in the Fixed Income and Balanced Funds, respectively.

     Sunstone Financial Group, Inc. (the "Administrator") may periodically volunteer to reduce all or a portion of its administrative fee with respect to one or more of the Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction. For the year ended December 31, 1999, administrative fees of $4,052 were waived in the Balanced Fund.

AQUINAS FUNDS
--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Funds for the year ended December 31, 1999, were as follows:

                                  Fixed      Equity       Equity
                                 Income      Income       Growth      Balanced
                                  Fund        Fund         Fund         Fund
                                  ----        ----         ----         ----

     Shares sold                 840,507     408,800      619,830     139,695
     Shares issued to
       holders in
       reinvestment of
       distributions             223,052     745,394      296,132     282,799
     Shares redeemed           (822,874)   (965,668)    (540,768)   (412,076)
                              ----------  ----------   ----------  ----------
       Net Increase
       (Decrease)                240,685     188,526      375,194      10,418
                              ==========  ==========   ==========  ==========

     Transactions in shares of the Funds for the year ended December 31, 1998, were as follows:

                                  Fixed      Equity       Equity
                                 Income      Income       Growth      Balanced
                                  Fund        Fund         Fund         Fund
                                  ----        ----         ----         ----

     Shares sold                 994,638     621,650      667,995     283,912
     Shares issued to holders
       in reinvestment of
       distributions             243,413     750,881      124,950     258,278
     Shares redeemed         (1,031,602) (1,405,564)    (475,806)   (672,925)
                              ----------  ----------   ----------  ----------
       Net Increase
          (Decrease)             206,449    (33,033)      317,139   (130,735)
                              ==========  ==========   ==========  ==========

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 1999, were as follows:

                                  Fixed      Equity       Equity
                                 Income      Income       Growth      Balanced
                                  Fund        Fund         Fund         Fund
                                  ----        ----         ----         ----

     Purchases
       U.S. Government       $28,529,168       -            -      $7,519,990
       Other                  32,168,135 $57,001,706  $49,247,870  20,128,858
     Sales
       U.S. Government        32,196,267       -            -       7,637,871
       Other                  21,945,082  66,347,862   47,651,415  23,756,460

     At December 31, 1999, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $43,713,494, $54,585,491, $43,467,258 and $23,803,541 were as follows:

                                  Fixed      Equity       Equity
                                 Income      Income       Growth      Balanced
                                  Fund        Fund         Fund         Fund
                                  ----        ----         ----         ----

     Appreciation                $49,549  $6,535,913  $17,895,933  $2,495,045
     (Depreciation)          (1,845,841) (4,011,209)  (1,141,146) (1,164,503)
                              ----------  ----------   ----------  ----------
     Net Appreciation
       (depreciation) on
       Investments          $(1,796,292)  $2,524,704  $16,754,787  $1,330,542
                              ==========  ==========   ==========  ==========

AQUINAS FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Aquinas Funds, Inc.:

We have audited the statements of assets and liabilities, including the schedules of investments, of The Aquinas Funds, Inc. (a Maryland corporation, comprising the Aquinas Fixed Income Fund, Aquinas Equity Income Fund, Aquinas Equity Growth Fund, and Aquinas Balanced Fund, collectively the "Funds") as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Aquinas Funds, Inc. as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                             /s/ Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
January 21, 2000

                       This page intentionally left blank.

(LOGO)

THE AQUINAS FUNDS, INC.
P.O. Box 419533
Kansas City, MO 64141-6533
Telephone: 1-800-423-6369

This report is submitted for the general information of shareholders of The Aquinas Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds. The prospectus includes more complete information about management fees and expenses. Please read the prospectus carefully.